Exhibit 10.1

Execution Version

WAIVER AND AMENDMENT NO. 4 TO FINANCING AGREEMENT

WAIVER AND AMENDMENT NO. 4 TO FINANCING AGREEMENT (this "Amendment") is entered into as of August 27, 2024, by and among, inter alios, Spire Global, Inc., a Delaware corporation (the “Administrative Borrower”), each Subsidiary party hereto, the Lenders from time to time party hereto, and Blue Torch Finance LLC, a Delaware limited liability company (“Blue Torch”) as administrative agent and collateral agent for the Lenders (in such capacities, the "Agent").

WHEREAS, the Administrative Borrower, the Agent and the Lenders are parties to that certain Financing Agreement, dated as of June 13, 2022 (as amended by that certain Amendment No. 1 to Financing Agreement dated as of March 21, 2023, as amended by that certain Waiver and Amendment No. 2 to Financing Agreement dated as of September 27, 2023, as amended by that certain Amendment No. 3 to Financing Agreement dated as of April 8, 2024, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, including pursuant to this Amendment, the "Financing Agreement");

WHEREAS, an Event of Default occurred pursuant to Section 9.01(c) of the Financing Agreement arising as a result of (i) the Leverage Ratio on June 30, 2024 being greater than the ratio required pursuant to Section 7.03(a) of the Financing Agreement and (ii) the failure to deliver the financial statements for the Fiscal Quarter ending June 30, 2024 required pursuant to Section 7.01(a)(ii) of the Financing Agreement ((i) and (ii) above, collectively, the “Specified Events of Default”);

WHEREAS, the Administrative Borrower has requested certain amendments to the Financing Agreement; and

WHEREAS, the Administrative Borrower, the Agent and the Lenders party hereto constituting Required Lenders have agreed to amend the Financing Agreement in certain respects as provided herein and subject to the terms and provisions hereof.

NOW THEREFORE, in consideration of the premises, mutual covenants and recitals herein contained, which are a material term to this Amendment, and intending to be legally bound hereby, the parties hereto agree as follows:

1.
Defined Terms. Unless otherwise defined herein, capitalized terms used herein (including in the recitals above) shall have the meanings ascribed to such terms in the Financing Agreement.
2.
Waiver and Amendments to Financing Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 4 of this Amendment and in reliance upon the representations and warranties of the Loan Parties set forth in Section 5 of this Amendment, (i) the Required Lenders hereby waive the Specified Events of Default, provided that the Administrative Borrower’s financial statements for the fiscal quarter ending June 30, 2024, are filed with the SEC no later than October 31, 2024, and (ii) the Financing Agreement is hereby amended as follows:

(a)
Section 1.01 of the Financing Agreement is amended by inserting the following definition of “Fourth Amendment” in the correct alphabetical order:

“Fourth Amendment” means that certain Amendment No. 4 to Financing Agreement, dated as of August 27, 2024, by and among the Administrative Borrower, each Subsidiary party thereto, the Lenders party thereto constituting Required Lenders, and the Agent.

(b)
Section 2.03(b) of the Financing Agreement is amended and restated in its entirety as follows:

(b) $10,000,000 of the outstanding principal amount of the Term Loan shall be due and payable on August 31, 2024. The remaining outstanding principal amount of all Term Loans shall be due and payable on the Final Maturity Date or, if earlier, on the date on which they are declared due and payable pursuant to the terms of this Agreement.

(c)
Section 2.06 of the Financing Agreement is amended by inserting the following new Section 2.06(b) at the end thereof:

(b) (i) In consideration of the agreements of the Agents and the Lenders under the Fourth Amendment, in addition to any other fees payable hereunder, the Borrowers agree to pay to the Lenders, on a pro rata basis, a fee equal to three and one-half percent (3.50%) of the aggregate outstanding principal balance of the Term Loans on the effective date of the Fourth Amendment (the “Fourth Amendment Fee”), which Fourth Amendment Fee shall be fully earned and paid-in-kind and added to the principal balance of the Loans on the effective date of the Fourth Amendment, provided that (x) if the termination of this Agreement and the payment in full of all Obligations occurs prior to December 31, 2024, two percent (2.00%) of the Fourth Amendment Fee shall be forgiven and cancelled, and (y) if the termination of this Agreement and the payment in full of all Obligations does not occur prior to December 31, 2024, (A) one percent (1.00%) of the Fourth Amendment Fee shall be forgiven and cancelled if $10,000,000 of the outstanding principal amount of the Term Loan shall have been prepaid (excluding the mandatory prepayment described in Section 2.03(b)) with the proceeds of new equity contributions in cash to the capital of the Administrative Borrower prior to December 31, 2024 or (B) two percent (2.00%) of the Fourth Amendment Fee shall be forgiven and cancelled if $20,000,000 of the outstanding principal amount of the Term Loan shall have been prepaid (excluding the mandatory prepayment described in Section 2.03(b)) with the proceeds of new equity contributions in cash to the capital of the Administrative Borrower prior to December 31, 2024, and (ii) the Borrowers hereby agree that, from and after the effective date of the Fourth Amendment, the aggregate amount of the Fourth Amendment Fee shall accrue interest at a rate per annum equal to the Adjusted Term SOFR for a 3-month Interest Period plus the Applicable Margin, and such interest shall be paid-in-kind and added to the principal balance of the Loans on the last Business Day of each calendar quarter, commencing on the last Business Day of the calendar quarter in which the effective date of the Fourth Amendment occurs; provided, however, that all Obligations attributable to such capitalized Fourth Amendment Fee interest shall be disregarded solely for purposes of testing compliance with any covenant or the calculation of any ratio hereunder, including the determination or calculation of such test, covenant or ratio (including in connection with Specified Transactions) in accordance with Section 1.08.

(d)
Section 7.01(a)(i) is amended and restated in its entirety as follows:

(i) as soon as available, and in any event within 30 days after the end of each fiscal month of the Administrative Borrower and its Subsidiaries commencing with the first full fiscal month ending after the Effective Date, (A) internally prepared consolidated balance sheets, statements of operations and retained earnings and statements of cash flows as at the end of such fiscal month, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such fiscal month, setting forth in each case in comparative form the figures for the corresponding date or period set forth in (1) beginning with the monthly period ending June 30, 2023 and for each such monthly period thereafter, the financial statements for the immediately preceding Fiscal Year, and (2) beginning with the monthly period ending January 31, 2023, the Projections (within 45 days for months ending as of a Fiscal Quarter end), all in reasonable detail and certified by an Authorized Officer of the Administrative Borrower as fairly presenting, in all material respects, the financial position of the Administrative Borrower and its Subsidiaries as at the end of such fiscal month and the results of operations, retained earnings and cash flows of such Persons for such fiscal month and for such year-to-date period, in accordance with current accounting policies applied in a manner consistent with that of the most recent audited financial statements furnished to the Agents and the Lenders until such time as the Administrative Borrower implements new accounting policies for the revenue recognition of certain services agreements, as further described in (v) below and after the adoption of such policies, in accordance with GAAP and consistent with the New Revenue Recognition Policies (as defined below), subject to the absence of footnotes and normal year-end adjustments, and (B) a report of key performance indicators as set forth on Exhibit F hereto as well as any other key performance indicator reasonably requested by the Administrative Agent;

(e)
Section 7.01(a)(v) of the Financing Agreement is amended and restated in its entirety to read as follows:

(v) after the Administrative Borrower and an examiner, auditor or accountant or any nationally recognized rating agency, including but not limited to PricewaterhouseCoopers LLP, create new accounting policies for the revenue recognition of certain space service agreements (the “New Revenue Recognition Policies”), such accounting policies shall thereafter produce adjustments to be incorporated into the requisite restated financial statements in accordance with GAAP and the new Revenue Recognition Policies and upon the request of the Agent, the Administrative Borrower shall deliver any historical updated financial statements to reflect the impact of the New Revenue Recognition Policies.

(f)
Section 7.01 of the Financing Agreement is amended by inserting the following new Section 7.01(t) at the end thereof:

(t) Operational Advisor. Upon the Administrative Agent’s request, the Borrower shall engage an operational advisor reasonably satisfactory to the Administrative Agent to provide such services agreed to by the Administrative Agent.

(g)
Section 7.03(a) of the Financing Agreement is amended and restated in its entirety as follows:
(a)
Leverage Ratio. Permit the Leverage Ratio of the Administrative Borrower and its Subsidiaries as of the last day of any Test Period to be greater than the ratio set forth opposite such date:

Fiscal Month End	Leverage Ratio
July 31, 2024	-55.00:1.00
August 31, 2024	-55.00:1.00
September 30, 2024	95.00:1.00
October 31, 2024	95.00:1.00
November 30, 2024	95.00:1.00
December 31, 2024	95.00:1.00
January 31, 2025	10.00:1.00
February 28, 2025	10.00:1.00
March 31, 2025	8.00:1.00
April 30, 2025	8.00:1.00
May 31, 2025	8.00:1.00
June 30, 2025	6.50:1.00
July 31, 2025	6.50:1.00
August 31, 2025	6.50:1.00
September 30, 2025	5.50:1.00
October 31, 2025	5.50:1.00
November 30, 2025	5.50:1.00
December 31, 2025	5.00:1.00

January 31, 2026	5.00:1.00
February 28, 2026	5.00:1.00
March 31, 2026	4.00:1.00
April 30, 2026	4.00:1.00
May 31, 2026	4.00:1.00

(h)
Section 7.03(b) of the Financing Agreement is amended and restated in its entirety as follows:
(b)
Total ARR Leverage Ratio. Permit the Total ARR Leverage Ratio of the Administrative Borrower and its Subsidiaries as of the last day of any Test Period to be greater than the ratio set forth opposite such date:

Fiscal Month End	Total ARR Leverage Ratio
July 31, 2024	1.10:1.00
August 31, 2024	1.00:1.00
September 30, 2024	1.00:1.00
October 31, 2024	0.90:1.00
November 30, 2024	0.90:1.00
December 31, 2024	0.90:1.00

3.
Continuing Effect; Reaffirmation and Continuation. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Financing Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Financing Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby. The Administrative Borrower hereby ratifies, affirms, acknowledges and agrees that as of the date hereof the Financing Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of the Administrative Borrower, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Financing Agreement or any other Loan Document. The Administrative Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by the Administrative Borrower in all respects.

4.
Conditions to Effectiveness. The effectiveness of the amendments contained in Section 2 of this Amendment are subject to the prior or concurrent satisfaction of each of the following conditions, each in form and substance acceptable to the Agent:
(a)
The Agent shall have received a copy of this Amendment (including all Exhibits and attachments hereto), in form reasonably satisfactory to the Agent, executed and delivered by the Administrative Borrower, the Agent and the Lenders;
(b)
the representations and warranties set forth in Section 5 of this Amendment shall be true and correct as of the date hereof;
(c)
after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof; and
(d)
the Administrative Borrower shall have paid all reasonable and documented out-of-pocket costs and expenses of the Agent (including reasonable attorneys' fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment, and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith that have been invoiced on or before the date hereof.
5.
Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Amendment, the Administrative Borrower hereby represents and warrants to the Agent and the Lenders on the date hereof that:
(a)
all representations and warranties contained in the Financing Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, after giving effect to this Amendment, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date), other than Section 6.01(g) as it relates to failure of any Financial Statements to fairly present in all material respects the financial condition of the Administrative Borrower and its Subsidiaries due to issues disclosed to each Agent and the Lenders that will require the adoption of the New Revenue Recognition Policies and the Specified Events of Default;
(b)
after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing on the date of this Amendment; and
(c)
this Amendment, and the Financing Agreement as modified hereby, constitute legal, valid and binding obligations of the Administrative Borrower and are enforceable against the Administrative Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.
6.
[Reserved].

7.
Miscellaneous.
(a)
Expenses. The Administrative Borrower agrees to pay on demand all expenses of the Agent (including, without limitation, the fees and expenses of outside counsel for the Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Financing Agreement as modified hereby.
(b)
Governing Law. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTIONS 12.09, 12.10 AND 12.11 OF THE FINANCING AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
(c)
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
(d)
Loan Document. The parties hereto acknowledge and agree that this Amendment is a Loan Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS:

SPIRE GLOBAL, INC.

By:	/s/ Peter Platzer
Name: Peter Platzer
Title: CEO

GUARANTORS:

SPIRE GLOBAL SUBSIDIARY, INC.

By:	/s/ Peter Platzer
Name: Peter Platzer
Title: CEO
AUSTIN SATELLITE DESIGN, LLC

By:	/s/ Peter Platzer
Name: Peter Platzer
Title: CEO

[Signature Page to Amendment No. 4 (Spire)]

COLLATERAL AGENT AND ADMINISTRATIVE AGENT: BLUE TORCH FINANCE LLC

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Authorized Signatory

LENDERS:

BTC HOLDINGS SC FUND LLC

By: Blue Torch Credit Opportunities SC Master Fund LP, its sole member

By: Blue Torch Credit Opportunities SC GP LLC, its general partner

By: KPG BTC Management LLC, its sole member

By: _/s/ Kevin Genda_____________________

Kevin Genda

Managing Member

BTC HOLDINGS FUND II LLC

By: Blue Torch Credit Opportunities Fund II LP, its sole member

By: Blue Torch Credit Opportunities GP II LLC, its general partner

By: KPG BTC Management LLC, its sole member

By:_/s/ Kevin Genda_____________________

Kevin Genda

Managing Member

BTC OFFSHORE HOLDINGS FUND II-B LLC

By: Blue Torch Offshore Credit Opportunities Master Fund II LP,

Its Sole Member

By: Blue Torch Offshore Credit Opportunities GP II LLC

Its General Partner

By: KPG BTC Management LLC, its sole member

By: _/s/ Kevin Genda____________________

Kevin Genda

Managing Member

[Signature Page to Amendment No. 4 (Spire)]

BTC OFFSHORE HOLDINGS FUND II-C LLC

By: Blue Torch Offshore Credit Opportunities Master Fund II LP, its sole member

By: Blue Torch Offshore Credit Opportunities GP II LLC, its general partner

By: KPG BTC Management LLC, its sole member

By: _/s/ Kevin Genda____________________

Kevin Genda

Managing Member

BTC HOLDINGS KRS FUND LLC

By: Blue Torch Credit Opportunities KRS Fund LP, its sole member

By: Blue Torch Credit Opportunities KRS GP LLC, its general partner

By: KPG BTC Management LLC, its sole member

By: _/s/ Kevin Genda ___________________

Kevin Genda

Managing Member

BTC HOLDINGS SBAF FUND LLC

By: Blue Torch Credit Opportunities SBAF Fund LP, its sole member

By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner

By: KPG BTC Management LLC, its sole member

By: _/s/ Kevin Genda____________________

Kevin Genda

Managing Member

BLUE TORCH CREDIT OPPORTUNITIES FUND III LP

By: Blue Torch Credit Opportunities GP III LLC, its

general partner

By: KPG BTC Management LLC, its sole member

By: _/s/ Kevin Genda____________________
Kevin Genda

Managing Member

[Signature Page to Amendment No. 4 (Spire)]

BTC OFFSHORE HOLDINGS FUND III LLC

By: Blue Torch Offshore Credit Opportunities Master Fund III LP, its Sole Member

By: Blue Torch Offshore Credit Opportunities GP III LLC, its General Partner

By: KPG BTC Management LLC, its managing member

By: _/s/ Kevin Genda_____________________

Kevin Genda

Managing Member

[Signature Page to Amendment No. 4 (Spire)]